SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       February 14, 2003
                                                ------------------------------



                          Washington Federal, Inc.
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          (Exact name of registrant as specified in its charter)




  Washington                           0-25454                     91-161606
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)




425 Pike Street, Seattle, Washington                                 98101
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(Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code       (206) 624-7930
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                              Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)




Item 9.   Regulation FD Disclosure
          -------------

     On February 14, 2003, Washington Federal, Inc. (the "Company") filed its quarterly report on Form 10-Q for the period ended December 31, 2002
(the "Report"). Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the chief executive officer and principal financial officer of the Company have signed a certification with respect to the Report, which is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.











                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WASHINGTON FEDERAL, INC.



Dated: February 14, 2003           By:  /s/ Roy M. Whitehead
                                        --------------------
                                        Roy M. Whitehead
                                        President and
                                         Chief Executive Officer